                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-s8                                  WEIGHTED AVERAGE PC RATE:    6.54001%
POOL NUMBER:  Group 1 = 1749
____________________________________________________________________________________________

ISSUE DATE:  07/30/2001
CERTIFICATE BALANCE AT ISSUE:    $197,968,317.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     408                         $176,133,925.50
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $607,356.64
Unscheduled Principal Collection/Reversals                           $187,004.45
Liquidations-in-full                                      16       $8,119,264.30
Net principal Distributed                                          $8,913,625.39     ($8,913,625.39)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        392                         $167,220,300.11

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,036,808.89

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $75,281.92

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $9,875,152.36

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-s8                                  WEIGHTED AVERAGE PC RATE:    6.54001%
POOL NUMBER:  Group 1 = 1749
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $8,913,625.39       $961,526.97             $0.00       $961,526.97             $0.00     $9,875,152.36

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $3,200,681.00             $0.00             $0.00             $0.00     $3,200,681.00
Bankruptcy Bond
   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $3,959,366.34             $0.00             $0.00             $0.00     $3,959,366.34

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    1        $528,024.90         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class IB1, IB2, IB3, IB4,
IB5, IB6 Certificates immediately after the principal and interest distribution on 12/25/2001 are as follows:

                Class       Class Principal Balance
                IB1                $1,361,802.87
                IB2                  $680,409.81
                IB3                  $388,384.21
                IB4                  $193,700.47
                IB5                  $193,700.47
                IB6                  $199,154.59
                              __________________
                Total              $3,017,152.43
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of November 31, 2001):

SERIES:  2001-s8                POOL NUMBER:  Group 1 = 1749

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $167,220,300.11**          $528,024.90***          $528,024.90***
Number:                          426                      1                       1
% of Pool:                    100.00%                  0.32%                   0.32%
(Dollars)
% of Pool:                    100.00%                  0.23%                   0.23%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***
Number:                           0                       0                       0
% of Pool:                    0.00%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all December 01, 2001 scheduled payments and November 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
November 31, 2001.

Trading Factor, calculated as of distribution date : 0.14637974.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including December 01, 2001, and unscheduled prepayments in months prior to December ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-s8                                  WEIGHTED AVERAGE PC RATE:    6.75593%
POOL NUMBER:  Group 2 = 1756
____________________________________________________________________________________________

ISSUE DATE:  07/30/2001
CERTIFICATE BALANCE AT ISSUE:    $944,404,945.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    2225                         $890,406,950.41
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $724,322.04
Unscheduled Principal Collection/Reversals                           $225,909.88
Liquidations-in-full                                      89      $38,833,242.03
Net principal Distributed                                         $39,783,473.95    ($39,783,473.95)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       2136                         $850,623,476.46

SCHEDULED INTEREST AT MORTGAGE RATE:                               $5,433,336.46

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $419,062.55

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $44,797,747.86

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-s8                                  WEIGHTED AVERAGE PC RATE:    6.75593%
POOL NUMBER:  Group 2 = 1756
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $39,783,473.95     $5,014,273.91             $0.00     $5,014,273.91             $0.00    $44,797,747.86

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $9,444,049.00             $0.00             $0.00             $0.00     $9,444,049.00
Bankruptcy Bond
   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $28,332,148.36             $0.00             $0.00             $0.00    $28,332,148.36

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   22      $9,175,903.57         2        $791,020.94         2      $1,050,121.31

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    1        $595,188.33         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class IIB1, IIB2, IIB3, IIB4,
IIB5, IIB6 Certificates immediately after the principal and interest distribution on 12/25/2001 are as follows:

                Class       Class Principal Balance
                IIB1              $15,501,674.38
                IIB2               $5,636,791.63
                IIB3               $4,227,096.28
                IIB4               $2,818,395.80
                IIB5               $1,408,700.49
                IIB6               $1,882,221.81
                              __________________
                Total             $31,474,880.40
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of November 31, 2001):

SERIES:  2001-s8                POOL NUMBER:  Group 2 = 1756

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $850,623,476.46**       $10,421,857.49***        $9,175,903.57***
Number:                         2250                     25                      22
% of Pool:                    100.00%                  1.23%                   1.08%
(Dollars)
% of Pool:                    100.00%                  1.11%                   0.98%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $791,020.94***          $454,932.98***                $0.00***
Number:                           2                       1                       0
% of Pool:                    0.09%                    0.05%                   0.00%
(Dollars)
% of Pool:                    0.09%                    0.04%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all December 01, 2001 scheduled payments and November 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
November 31, 2001.

Trading Factor, calculated as of distribution date : 0.74461081.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including December 01, 2001, and unscheduled prepayments in months prior to December ) can be calculated.